                                                                Exhibit 99.1




FOR IMMEDIATE RELEASE                                             July 20, 2006
---------------------


           PARKVALE ANNOUNCES INCREASED EARNINGS FOR FISCAL YEAR 2006


         PARKVALE FINANCIAL CORPORATION, MONROEVILLE, PA (NASDAQ: PVSA) REPORTED NET INCOME FOR THE FISCAL YEAR ENDED JUNE 30, 2006 OF $13.3 MILLION OR $2.33 PER DILUTED SHARE, UP 14.1% COMPARED TO NET INCOME OF $11.7 MILLION OR $2.06 PER DILUTED SHARE FOR THE FISCAL YEAR ENDED JUNE 30, 2005. The $1.6 million increase in fiscal year 2006 net income reflects increases of $3.8 million in net interest income and $1.2 million in non-interest income offset by increases of $2.0 million in non-interest expense, $0.9 million in income tax expense and $0.5 million in provision for loan losses. Net interest income for the twelve months ended June 30, 2006 increased to $38.6 million from $34.8 million for the twelve months ended June 30, 2005. Return on average equity was 11.26% for the fiscal year ended June 30, 2006, up from 10.70% for the fiscal year ended June 30, 2005.

         PARKVALE FINANCIAL CORPORATION REPORTED NET INCOME FOR THE QUARTER ENDED JUNE 30, 2006 OF $3.5 MILLION OR $0.60 PER DILUTED SHARE, UP 8.0%, COMPARED TO NET INCOME OF $3.2 MILLION OR $0.57 PER DILUTED SHARE FOR THE QUARTER ENDED JUNE 30, 2005. The $257,000 increase in net income for the June 2006 quarter reflects increases of $99,000 in net interest income, $269,000 in non-interest income and decreases of $193,000 in non-interest expense, which were offset by increases of $188,000 in the provision for loan losses and $116,000 in income taxes. Return on average equity was 11.35% for the three months ended June 30, 2006 compared to 11.42% for the quarter ended in June 2005.

         Parkvale Financial Corporation is the parent of Parkvale Bank, which has 47 offices in the Greater Pittsburgh metropolitan area, eastern Ohio and northern West Virginia. The Bank had assets of $1.9 billion at June 30, 2006. Parkvale Financial Corporation is now traded on the NASDAQ Global Select Market.

            (Condensed Consolidated Statements of Operations and selected financial data are attached.)

Contact: Robert J. McCarthy, Jr.             Timothy G. Rubritz
         President and CEO                   Chief Financial Officer
         (412) 373-4815                      (412) 373-4817
                                             email: timothy.rubritz@parkvale.com

                         PARKVALE FINANCIAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (Dollar amounts in thousands except per share data)
                                   (Unaudited)

                                                 THREE MONTHS ENDED                    YEAR ENDED
                                                     JUNE 30,                            JUNE 30,
                                              2006               2005              2006             2005
                                            --------------------------------------------------------------
Net interest income                             $9,829           $9,730          $38,598          $34,757
Provision for loan losses                          274               86              736              229
Net gain on sale of assets and securities           21                0              128               27
Other non-interest income                        2,495            2,247            9,287            8,149
Other non-interest expense                       6,923            7,116           27,640           25,597
                                            --------------------------------------------------------------

Income before income taxes                       5,148            4,775           19,637           17,107
Income tax expense                               1,680            1,564            6,325            5,440
                                            --------------------------------------------------------------

Net income                                      $3,468           $3,211          $13,312          $11,667
                                            ==============================================================

Net income per diluted share                     $0.60            $0.57            $2.33            $2.06
Dividend per share                               $0.20            $0.20            $0.80            $0.80


-------------------------------------------------------------------------------

                             SELECTED FINANCIAL DATA
               (DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                        JUNE 30,
                                                                  2006             2005
                                                            -------------------------------
Total assets                                                   $1,858,715       $1,875,844
Savings deposits                                                1,451,764        1,478,335
Loans, net of allowance                                         1,217,328        1,198,070
Loan loss allowance                                                14,907           15,188
Nonperforming loans and foreclosed real estate                      4,564            8,815
Ratio of nonperforming assets to total assets                       0.25%            0.47%
Allowance for loan losses as a % of gross loans                      1.21             1.25
Total shareholders' equity                                       $122,704         $112,971
Book value per share                                               $21.64           $20.09

-------------------------------------------------------------------------------

                               OTHER SELECTED DATA

                                                             THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                                                  JUNE 30,                          JUNE 30,
                                                            2006             2005             2006             2005
                                                      ---------------------------------------------------------------
Average interest rate spread                                2.19%            2.14%            2.15%            2.02%
Return on average assets                                     0.75             0.68             0.72             0.67
Return on average equity                                    11.35            11.42            11.26            10.70
Other non-interest expenses to average assets                1.49             1.51             1.49             1.46

PARKVALE FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollar amounts in thousands except share data)


                                                                                                  JUNE 30,
                                       Assets                                               2006             2005
--------------------------------------------------------------------------------------------------------------------
Cash and noninterest-earning deposits                                                      $25,676          $26,040
Federal funds sold                                                                         104,000           81,000
                                                                                        ----------       ----------
Cash and cash equivalents                                                                  129,676          107,040

Interest-earning deposits in other banks                                                     8,307            9,474
Investment securities available for sale (cost of $27,755 in 2006
   and $24,682 in 2005)                                                                     27,917           25,022
Investment securities held to maturity (fair value of $389,964
   in 2006 and $459,645 in 2005)                                                           397,266          460,080
Loans, net of allowance of $14,907 in 2006 and $15,188 in 2005                           1,217,328        1,198,070
Foreclosed real estate, net                                                                    975            1,654
Office properties and equipment, net                                                        17,592           13,053
Goodwill                                                                                    25,634           25,634
Intangible assets and deferred charges                                                       6,532            7,487
Prepaid expenses and other assets                                                           27,488           28,330
--------------------------------------------------------------------------------------------------------------------
          Total assets                                                                  $1,858,715       $1,875,844


                          Liabilities and Shareholders' Equity

                                  Liabilities
--------------------------------------------------------------------------------------------------------------------

Deposits                                                                                $1,451,764       $1,478,335
Advances from Federal Home Loan Bank                                                       221,885          217,141
Other debt                                                                                  17,528           23,116
Trust preferred securities                                                                  32,200           32,200
Advance payments from borrowers for taxes and insurance                                      7,292            6,511
Other liabilities                                                                            5,342            5,570
--------------------------------------------------------------------------------------------------------------------
          Total liabilities                                                              1,736,011        1,762,873
====================================================================================================================

                                  Shareholders' Equity

Preferred stock ($1.00 par value; 5,000,000 shares
     authorized; 0 shares issued)                                                               --               --
Common stock ($1.00 par value; 10,000,000 shares authorized;
      6,734,894 shares issued)                                                               6,735            6,735
Additional paid-in capital                                                                   3,517            3,536
Treasury stock at cost - 1,065,830 shares in 2006 and 1,112,948 shares in 2005             (20,620)         (21,680)
Accumulated other comprehensive income                                                         116              216
Retained earnings                                                                          132,956          124,164
--------------------------------------------------------------------------------------------------------------------
          Total shareholders' equity                                                       122,704          112,971
--------------------------------------------------------------------------------------------------------------------
          Total liabilities and shareholders' equity                                    $1,858,715       $1,875,844
====================================================================================================================

PARKVALE FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollar amounts in thousands except per share data)

                                                                          YEARS ENDED JUNE 30,
                                                                   2006             2005             2004
                                                            -----------------------------------------------
Interest Income:
   Loans                                                         $67,989          $58,259          $56,339
   Investments                                                    18,089           17,486           12,553
   Federal funds sold                                              3,497            1,777            1,151
-----------------------------------------------------------------------------------------------------------
      Total interest income                                       89,575           77,522           70,043

Interest Expense:
   Deposits                                                       36,597           30,837           31,348
   Borrowings                                                     11,786           10,159            8,948
   Trust preferred securities                                      2,594            1,769            1,223
-----------------------------------------------------------------------------------------------------------
      Total interest expense                                      50,977           42,765           41,519
===========================================================================================================
Net interest income                                               38,598           34,757           28,524
Provision for loan losses                                            736              229             (106)
-----------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses               37,862           34,528           28,630

Noninterest Income:
   Service charges on deposit accounts                             6,380            5,702            4,474
   Other service charges and fees                                  1,319            1,178            1,070
   Net gain on sale of assets and securities                         128               27            1,055
   Miscellaneous                                                   1,588            1,269            1,469
-----------------------------------------------------------------------------------------------------------
      Total noninterest income                                     9,415            8,176            8,068

Noninterest Expense:
   Compensation and employee benefits                             14,972           13,872           12,328
   Office occupancy                                                4,999            4,611            4,197
   Marketing                                                         559              378              381
   FDIC insurance                                                    191              194              200
   Office supplies, telephone and postage                          1,868            1,791            1,582
   Miscellaneous                                                   5,051            4,751            3,658
-----------------------------------------------------------------------------------------------------------
      Total noninterest expense                                   27,640           25,597           22,346
===========================================================================================================
Income before income tax expense                                  19,637           17,107           14,352
Income tax expense                                                 6,325            5,440            4,336

-----------------------------------------------------------------------------------------------------------
NET INCOME                                                       $13,312          $11,667          $10,016
===========================================================================================================

NET INCOME PER SHARE:
      Basic                                                        $2.36            $2.08            $1.80
      Diluted                                                      $2.33            $2.06            $1.77
